TFA QUANTITATIVE FUND

Class I: TFAQX

TFA MULTIDIMENSIONAL TACTICAL FUND

Class I: TFADX

(Each a series of Collaborative Investment Series Trust)

Supplement dated March 1, 2021 to the Prospectus and

Statement of Additional Information (“SAI”) dated March 4, 2020, as previously supplemented on March 5, 2020.

The following supersedes any contrary information contained in any current Prospectus or Statement of Additional Information.

The following replaces the “Management of the Funds” section of the Funds’ prospectus.

MANAGEMENT OF THE FUNDS

Investment Adviser

Tactical Fund Advisors, LLC, located at 8316 Cornell Road, Cincinnati, Ohio 45249, serves as investment adviser to the Funds. Subject to the authority of the Board, the Adviser is responsible for the overall management of the Funds’ business affairs. The Adviser is responsible for selecting the Funds’ investments according to the Funds’ investment objective, policies, and restrictions.

Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), each Fund pays the Adviser, on a monthly basis, an annual advisory fee of 1.30% of each Fund’s average daily net assets. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement for will be available in the Funds’ next annual or semi-annual shareholder report.

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through April 30, 2022 to ensure that Net Annual Fund Operating Expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments, (such as option fees and expenses or swap fees and expenses); or (vii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.95% of each Fund’s Class I shares and 2.20% of each Fund’s Class A shares.

Fee waivers and expense reimbursements are subject to possible recoupment from a Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits or the expense limits in place at the time of recoupment. Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and boost its performance. A discussion regarding the basis for the Board of Trustees' approval of the management agreement will be available in the Fund's first annual or semi-annual report to shareholders.

Statement of Additional Information

The following replaces the “Investment Advisory Services” Section of the Funds’ statement of additional information.

INVESTMENT ADVISORY SERVICES

Investment Adviser

The Trustees selected Tactical Fund Advisors, LLC, located at 8316 Cornell Road, Cincinnati, Ohio 45249, as the investment adviser to the Funds. Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the oversight of the Board, provides or arranges to be provided to the Funds such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objective and policies. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.30% of the average daily net assets of the Funds.

The Agreement will continue for an initial term of two years and is renewed on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board or by vote of the holders of a majority of the outstanding voting securities of the Funds. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time without the payment of any penalty by the Board or by vote of a majority of the outstanding voting securities of the Funds on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through April 30, 2022 to ensure that total annual Funds operating expenses after fee waiver and reimbursement (exclusive of any acquired fund fees and expenses, interest expenses, dividend expenses on short sales, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed the percentages, shown in the table below, of average daily net assets (the “Expense Limitation Agreement”). These fee waivers and expense reimbursements are subject to possible recoupment from each Fund within three years of the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limits and the expense limits in place at the time of recoupment. The Expense Limitation Agreement may be terminated only by the Funds’ Board, on 60 days written notice to the Adviser.

Fund	Expense Limitation
TFA Quantitative Fund	Class A 2.20% Class I 1.95%
TFA Multidimensional Tactical Fund	Class A 2.20% Class I 1.95%

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated March 4, 2020 for each Fund, which provides information that you should know about the Funds before investing and should be retained for future references.  These documents are available upon request and without charge by calling 1-800-869-1679.